OMNIBUS AMENDMENT NO. 3

         This Omnibus Amendment No. 3 (this "AMENDMENT"), dated as of March 21, 2007, is entered into by and between THINKPATH, INC., an Ontario corporation (the "PARENT"), THINKPATH, INC., an Ohio corporation ("THINKPATH-OH"), THINKPATH OF MICHIGAN, INC., a Michigan corporation (the "THINKPATH-MI"), THINKPATH TECHNICAL SERVICES, INC., an Ohio corporation ("THINKPATH TECHNICAL" and together with the Parent, Thinkpath-OH and Thinkpath-MI, the "COMPANIES" and each, a "COMPANY") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Overadvance Side Letter, dated June 30, 2006 by and among each Company and Laurus (as amended, modified or supplemented from time to time, the "OVERADVANCE SIDE LETTER"), (ii) the Secured Revolving Note issued by the Companies as of June 30, 2006 to Laurus in the initial face amount of US$3,500,000 (as amended, modified or supplemented from time to time, the "REVOLVING NOTE"), and (iii) the Security Agreement, dated as of June 30, 2006, by and among each Company and Laurus, pursuant to the terms of which the Revolving Note and Term Note were issued (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT" and together with the Overadvance Side Letter, the Revolving Note, the Security Agreement and each other Ancillary Agreement as defined in the Security Agreement, the "LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

         WHEREAS, each Company and Laurus have agreed to make certain changes and/or modifications to certain of the Loan Documents as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AMENDMENT TO REVOLVING NOTE

1. The stated amount of the Revolving Note is hereby increased to US$4,000,000 and the Revolving Note is hereby amended by deleting the amount "THREE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS (US$3,650,000)" appearing in the preamble thereto and inserting the amount "FOUR MILLION DOLLARS (US$4,000,000)" in lieu thereof.

2. Section 1.1 of the Revolving Note is hereby deleted in its entirety and the following new Section 1.1 in inserted in lieu thereof:


         "1.1 CONTRACT RATE. Subject to Sections 2.2 and 3.9, interest payable on the outstanding principal amount of this Note (the "PRINCIPAL AMOUNT") shall accrue (i) in respect of the first US$3,650,000 of principal indebtedness outstanding under this Note from time to time, at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "Prime Rate"), plus three percent (3.0%) and (ii) in respect of all principal indebtedness outstanding under this Note in excess of US$3,650,000 from time to time, at a rate per annum equal to the Prime Rate, plus twenty three percent (23.0%) (clause (i) and (ii), as applicable, the "CONTRACT RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such

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         increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. Subject to Section 1.2, the Contract Rate shall not at any time be less than eight percent (8.0%). Interest shall be (i) calculated on the basis of a 360 day year, and
         (ii) payable monthly, in arrears, commencing on July 3, 2006 on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise; provided that interest payable in respect such portion of the Contract Rate as may from time to time be in excess of the Prime Rate plus thirteen percent (13%) shall instead accrue monthly, in arrears, and be payable in full on the Maturity Date."




AMENDMENT TO SECURITY AGREEMENT

3. The definition of "Capital Availability Amount" appearing in Annex A to the Security Agreement is hereby amended by deleting the amount "US$3,650,000" appearing therein and inserting the amount "US$4,000,000" in lieu thereof.

4. The definition of "Secured Revolving Note" appearing in Annex A to the Security Agreement is hereby amended by deleting the amount "US$3,650,000" appearing therein and inserting the amount "US$4,000,000" in lieu thereof.

AMENDMENT TO OVERADVANCE SIDE LETTER

5. The Overadvance Side Letter is hereby amended by (i) deleting the amount "US$3,650,000" appearing in the last sentence of the first paragraph of the Overadvance Side Letter and inserting the amount "US$4,000,000" in lieu thereof and (ii) clause (ii) of the second paragraph of the Overadvance Side Letter is hereby deleted in its entirety and the following new clause (ii) of the second paragraph of the Overadvance Side Letter is hereby inserted in lieu thereof:

         "(ii) notwithstanding anything set forth to the contrary in Section 5(b)(ii) of the Security Agreement, subject to Sections 2.2 and 3.9 of the Revolving Note (as defined in the Security Agreement), the rate of interest (the "OVERADVANCE RATE") applicable to Overadvances shall be the greater of (I) such rate of interest as is otherwise applicable pursuant to the terms of the Revolving Note and (II) two percent (2.0%) per month (i.e. 24.0% per annum); PROVIDED THAT, to the extent that (x) the Overadvance is not repaid in full on or prior to the 60th day following the date hereof and (y) no other Event of Default shall have occurred and be continuing, the Overadvance Rate otherwise applicable to such Overadvances shall be increased by an additional one percent (1.0%) per month (12.0% per annum)"

LCM FEE

6. Upon execution of this Agreement by each Company and Laurus, the Companies jointly and severally agree to pay to Laurus Capital Management, LLC, the investment advisor of Laurus ("LCM"), on or prior to April 1, 2007, a non-refundable payment in an amount equal to $12,250. The foregoing payment is referred to herein as the "ADDITIONAL LCM PAYMENT."

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MISCELLANEOUS

7. This Amendment shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the Companies and Laurus shall have duly executed and each of the Companies shall have delivered to Laurus their respective counterparts to this Amendment, and (ii) each of the Companies and Laurus shall have duly executed and each of the Companies shall have delivered to Laurus their respective counterparts to the Reaffirmation and Ratification Agreement in the form attached hereto as EXHIBIT A.

8. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

9. The Parent and, to the extent applicable, each of the other Companies hereby represent and warrant to Laurus that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Parent and/or such other Companies, as applicable, in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Parent's, the other Companies' and their respective Subsidiaries' covenant requirements have been met.

10. From and after the Amendment Effective Date, all references in the Loan Documents, the other Ancillary Agreements to any Loan Document shall be deemed to be a reference to such Loan Document as modified hereby.

11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



                                     * * * *

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     IN WITNESS WHEREOF, each of the Companies and Laurus have caused this
     Amendment to be effective and signed in its name effective as of the date set forth above.



                       THINKPATH INC., AN ONTARIO CORPORATION


                       By:  /S/ DECLAN FRENCH
                          ---------------------------------------------------
                        Name:  Declan French
                       Title:  CEO


                       THINKPATH INC., AN OHIO CORPORATION


                       By:  /S/ DECLAN FRENCH
                          --------------------------------------------------

                       Name: Declan French
                       Title: CEO


                       THINKPATH OF MICHIGAN INC., A MICHIGAN CORPORATION


                       By:  /S/ DECLAN FRENCH
                          --------------------------------------------------

                       Name: Declan French
                       Title: CEO


                       THINKPATH TECHNICAL SERVICES INC., AN OHIO
                       CORPORATION


                       By:  /S/ DECLAN FRENCH
                          --------------------------------------------------

                       Name: Declan French
                       Title: CEO



                       LAURUS MASTER FUND, LTD.


                       By: /S/ EUGENE GRIN
                          ---------------------------------------------------
                       Name:  Eugene Grin
                       Title:  Director

         EXHIBIT A

         FORM OF REAFFIRMATION AND RATIFICATION AGREEMENT